Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of TODAYS ALTERNATIVE ENERGY CORPORATION for the fiscal quarter ending July 31, 2012, I, Albertus Hendrik van Leiden, Chief Financial Officer of TODAYS ALTERNATIVE ENERGY CORPORATION, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.          Such Quarterly Report on Form 10-Q for the fiscal quarter ending July 31, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending July 31, 2012, fairly presents, in all material respects, the financial condition and results of operations of TODAYS ALTERNATIVE ENERGY CORPORATION

Dated: September 19, 2012

/s/ Albertus Hendrik van Leiden
Albertus Hendrik van Leiden, Chief Financial Officer and
Principal Accounting Officer of TODAYS ALTERNATIVE ENERGY CORPORATION